CERTIFICATION UNDER SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Henry J. Herrmann, President and Principal Financial Officer, and Theodore W. Howard, Treasurer and Principal Financial Officer of Waddell & Reed Advisors Retirement Shares, Inc. (the "Registrant"), each certify to the best of his knowledge that:
1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and
2. The information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

By /s/Henry J. Herrmann
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 Henry J. Herrmann, Principal Executive Officer
Date September 9, 2003

By /s/Theodore W. Howard
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 Theodore W. Howard, Principal Financial Officer
Date September 9, 2003